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                                                                                                   Exhibit A
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                      COMPANY                         EWG,           OWNERSHIP          % OWNED      SOUTHERN COMPANY'S DIRECT
                                                       SPS                                           OR INDIRECT INVESTMENT IN
                                                       IS                                              THIS ENTITY AS DEFINED
                                                       ER                                              UNDER RULES 53 AND 58
--------------------------------------------------- ---------- ---------------------- ------------- -----------------------------
Southern Company-Florida, LLC                          EWG     Southern Power             100%              $231,329,313
                                                               Company
--------------------------------------------------- ---------- ---------------------- ------------- -----------------------------
Southern Company Holdings, Inc.                        SPS     Southern Company           100%                   -
--------------------------------------------------- ---------- ---------------------- ------------- -----------------------------
Energy Related Activities, Inc.                        ER      Southern Company           100%                 $1,000
                                                               Holdings, Inc.
--------------------------------------------------- ---------- ---------------------- ------------- -----------------------------
Southern Management Development, Inc.                  ER      Southern Company.          100%                   0
--------------------------------------------------- ---------- ---------------------- ------------- -----------------------------
Alabama Energy Providers                               ER      Alabama Power Company      100%                 $1,000
--------------------------------------------------- ---------- ---------------------- ------------- -----------------------------
Alabama Synfuel Energy, Inc.                           ER      Southern Company           100%              $11,302,879
                                                               Holdings, Inc.
--------------------------------------------------- ---------- ---------------------- ------------- -----------------------------
Synfuel Services, Inc.                                 ER      Southern Company           100%                 $1,000
                                                               Holdings, Inc.
--------------------------------------------------- ---------- ---------------------- ------------- -----------------------------
Southern Company Energy Solutions, LLC                 ER      Southern Company           100%              $38,537,946
                                                               Holdings, Inc.
--------------------------------------------------- ---------- ---------------------- ------------- -----------------------------
Mississippi Power Services, Inc.                       ER      Mississippi Power          100%                $10,000
                                                               Company
--------------------------------------------------- ---------- ---------------------- ------------- -----------------------------
Southern Energy Carbontronics, Inc.                    IS      Southern Energy            100%                   -
                                                               Finance Company, Inc.
--------------------------------------------------- ---------- ---------------------- ------------- -----------------------------
Southern Energy Carbontronics, L.L.C.                  ER      Southern Energy            99%               $63,620,814
                                                               Carbontronics, Inc.
                                                               Southern Energy
                                                               Finance Company, Inc.       1%
--------------------------------------------------- ---------- ---------------------- ------------- -----------------------------
Southern Energy Clairton, Inc.                         IS      Southern Energy            100%                   -
                                                               Finance Company, Inc.
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Southern Energy Clairton, L.L.C                        ER      Southern Energy            85%               $92,277,164
                                                               Clairton, Inc.
                                                               Southern Energy            15%
                                                               Clairton2, Inc.
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Southern Energy Clairton2, Inc.                        IS      Southern Energy            100%                   -
                                                               Finance Company, Inc.
--------------------------------------------------- ---------- ---------------------- ------------- -----------------------------
Southern Company Gas LLC                               ER      Southern Company           100%              $101,400,855
--------------------------------------------------- ---------- ---------------------- ------------- -----------------------------

Southern Company's aggregate investment as defined under Rules 53 and 58 in EWGs and Energy-Related Companies at September 30, 2002
was $538,481,971.

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